EXHIBIT 99.2

2005 Earnings Presentation April 11, 2006

Forward Looking Statements THIS PRESENTATION CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS, AND BUSINESS OF THE COMPANY. THESE FORWARD LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES. OUR ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM THOSE PROJECTED IN THE FORWARD LOOKING STATEMENTS. FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS INCLUDE, AMONG OTHERS, THE FOLLOWING POSSIBILITIES: (1) COMPETITIVE PRESSURE IN THE COMPANY'S INDUSTRY; (2) FLUCTUATIONS IN THE PRICE OF STEEL, ALUMINUM AND OTHER RAW MATERIALS; (3) GENERAL ECONOMIC CONDITIONS ARE LESS FAVORABLE THAN EXPECTED; (4) THE COMPANY'S DEPENDENCE ON THE AUTOMOTIVE INDUSTRY (WHICH HAS HISTORICALLY BEEN CYCLICAL); (5) PRICING PRESSURE FROM AUTOMOTIVE INDUSTRY CUSTOMERS AND THE POTENTIAL FOR RE- SOURCING OF BUSINESS TO LOWER-COST PROVIDERS OVERSEAS; (6) CHANGES IN THE FINANCIAL MARKETS AFFECTING THE COMPANY'S FINANCIAL STRUCTURE AND THE COMPANY'S COST OF CAPITAL AND BORROWED MONEY; (7) THE UNCERTAINTIES INHERENT IN INTERNATIONAL OPERATIONS AND FOREIGN CURRENCY FLUCTUATIONS; AND (8) THE RISKS DESCRIBED IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THE FORWARD-LOOKING STATEMENTS. THE COMPANY HAS NO DUTY UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 TO UPDATE THE FORWARD LOOKING STATEMENTS IN THIS PRESENTATION AND THE COMPANY DOES NOT INTEND TO PROVIDE SUCH UPDATES.

Agenda Company Highlights & Strategy Curt Clawson, President, CEO & Chairman of the Board Financial Review Jim Yost, Vice President of Finance & CFO

Never Compromise on Integrity, Safety, Quality or Customers BE A PREMIER AUTOMOTIVE SUPPLIER Be the Lowest Cost Producer Have the best people in the Industry Grow through maximizing our customer satisfaction Our Vision

Recent Events Successfully completed Bank Amendment Provides more flexibility under covenants Announced restructuring plan Closure of Huntington, IN aluminum wheel facility Business unit consolidations Reduction in employee wages and benefits

Business Highlights Steel price risk mitigated Program structured to largely eliminate financial risk Strong International aluminum wheel volumes Shipments up 11% vs. 2004 Successful expansion of Mexican aluminum wheel facility Running at full capacity Increased ownership stake to majority position in aluminum wheel start-up joint venture in Manisa, Turkey Strengthens position in growing Turkish market Successful launch of Flex Wheel into marketplace Over 500K wheels shipped in 2005 New business wins with Japanese customers in North America Launching at newly renovated Gainesville, GA wheel facility 6

Financial Highlights Sales of $2.3B - an increase of $140M or 6% Volumes outside of the U.S. continue to be strong Adjusted EBITDA of $185M In line with guidance provided in December Completed the sale of our Commercial Highway Hub & Drum business Proceeds of $53M used to prepay $20M of Term B debt Intense focus on reducing inventory Generated over $20M of cash flow from inventory reductions Established German accounts receivable purchase program in October 2005 Providing over $20M in liquidity Maintained Adequate Liquidity $124M of liquidity as of January 31, 2006 7

Business Strategy

Strategy Summary Market Position Aluminum Wheels Targeted Growth Steel Wheels = Cash Generation with Selective Strategic Reinvestment Product Leadership = Flex Restructuring: Components and North American Wheels Retain position as leading global manufacturer of automotive and commercial wheels 9

Market Position - Strong Global OEM Relationships Sales by Customer Fiscal 2005 Diversified Customer Mix

Market Position - Hayes Lemmerz Sales by Country Microsoft PowerPoint Microsoft PowerPoint Expanding presence in growing markets with diversified geographic mix diversified geographic mix diversified geographic mix 2005 2010

Sales by Segment & Region Wheels Components East 1594.4 682.8 MSGraph.Chart.8 U.S. Wheels Int'l Wheels East 458.8 1174 Wheels Segment Sales Total Sales By Segment More than 50% of the total company revenue is generated by international wheel sales Sales by plant location

Market Position - Diversified Business Wins Secured over $325M in new and carry-over business during fiscal 2005 Winning internationally not only with Japanese OEM's, but also with Korean OEM's Continued to win with Japanese transplants in Gainesville, GA aluminum wheel facility Winning with Winners Sole provider of steel wheels to Toyota in Europe #1 aluminum supplier to Honda in Europe #1 aluminum wheel supplier to Renault/Nissan in Europe

Market Position – Top Platforms in 2005

HAYES LEMMERZ

International Wheels

OEM	NAMEPLATE
Toyota	Corolla
Toyota	Yaris
Honda	CR-V
Nissan	Pathfinder
Ford	Focus
Ford	Fiesta/Fusion
GM	Corsa
GM	Astra

Components

OEM	NAMEPLATE
DaimlerChrysler	Caravan
DaimlerChrysler	Grand Cherokee
Nissan	Altima
Ford	Five Hundred
Ford	Taurus/Sable
Ford	Crown Vic/Grand Marquis

North American Wheels

OEM	NAMEPLATE
GM	Silverado
GM	Colorado
GM	Trailblazer
GM	Grand Prix / Lacrosse
Ford	F-Series

38% of new business wins in 2005 were Japanese

- *On 8 of the top 10 selling platforms in North America*
- *On 10 of the top 10 selling platforms in Europe*

14

Aluminum Wheels Growth - Expanding Internationally Continued expansions in international aluminum wheels to target local market growth and provide exports to mature markets International aluminum wheel unit sales up 11% in 2005 15

Aluminum Wheels Growth - Manufacturing Footprint Expansions predominantly to support growing local markets overseas Low Cost High Cost East 37 63 Low Cost High Cost East 72 28 Low Cost High Cost Actual Projected Low Cost High Cost East 58 42

Aluminum Wheels Growth - Domestic Specialty Growth Grow in U.S. Gainesville Rebuild Launching Toyota wheels in 2007 Making "big wheels" for DCX Rationalize in U.S. Import from Mexico and Brazil HLI Strategy U.S. Market: Under Capacity Strong Demand U.S. Market: Excess Capacity Flat Demand Situation Target premium segments in U.S.; expansions complete in Mexico and Brazil to protect HLI's global wheel franchise Specialty Big Wheels Small Wheels Market - Alum Wheels

Steel Wheels - Cash Cow Best Global Footprint- selectively considering expansions #1 Steel wheel provider worldwide 18

Product Leadership Launched Flex Wheel in 2005.... looks like an aluminum wheel Year Units 2005 550K 2006 1.9M 2008 4.0M Patented product provides high-tech returns

Restructuring- North America 2005 Asset Sales Operating Units Equipment & Engineering business in Au Gres, MI (annual sales of $8M) Commercial Highway Brake Controller business (annual sales of $3M) Cadillac, MI iron foundry facility (annual sales of $58M) Commercial Highway Hubs & Drums business unit (annual sales of $110M) Idle Facilities White Pigeon, MI facility La Mirada, CA facility Somerset, KY facility North American restructuring continues 20

Restructuring - North America 2006 Activities Wheels North American Wheels and International Wheels consolidated into one business unit Huntington, IN aluminum wheel facility to be closed in 2006 Components Suspension and Powertrain / Brakes consolidated into one business unit Reduction in Suspension technical center in Ferndale, MI On-going annual savings of ~$25M 21

Restructuring - 2006 U.S. Employee Compensation Actions Savings of ~$25M in 2006 On-going annual savings of ~$10M in 2007 - 2010 Suspend company contributions and matching in 401K programs for 2006 Restructure short-term incentive compensation and gainsharing programs in 2006 Eliminate 2006 merit increases Wage reductions for employees of up to 7.5% (reduction of 10% for CEO and 20% for Board of Directors) 22

Balancing Act In addition to restructuring actions, continue to drive productivity across all levels of the operations Productivity essential to offsetting yearly price give-backs and labor economics GOAL 6+% productivity on conversion costs 23

Summary Markets Challenging environment in U.S. Continued strong growth in international markets Strategy Focus on profitable Global Wheels Growth in aluminum wheels Cash generation and selective strategic investment in steel wheels Restructure Components to maintain positive cash flow and to improve profitability Continue to Execute Strategy 24

Financials

Summary - Fiscal 2005 vs. Fiscal 2004 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure. 26

2005 Impairments Non-cash impairment charges in 2005

2004 2005 Change $2,137 $2,277 $140 Volume / Mix Steel FX Other ($29) $30 $150 ($11) Fiscal 2005 vs. Fiscal 2004 Change in Net Sales 1 Int'l vol/ mix $48M North American vol/mix ($77M) 1Hubs & Drums is reflected as discontinued operations and is excluded from above. Hubs & Drums results were previously reported in the Other segment.

2004 2005 Change ($15) $22 ($37) Gross Profit Other MG&A / R&D ($16) ($8) ($13) Fiscal 2005 vs. Fiscal 2004 Change in EBIT, excl. Impairments 1, 2 Vol/price/mix ($44M) FX ($4M) Pension & retiree medical ($3M) Productivity/other $22M Depreciation $13M Primarily: 2004 credit for pre-petition liabilities ($3M) FX ($3M) A/R securitization fees ($2M) Primarily : Loss on asset sales ($5M) Amortization ($3M) Restructuring ($1M) Lower misc. income ($4M) 1 Hubs & Drums is reflected as discontinued operations and is excluded from above. Hubs & Drums results were previously reported in the Other segment. 2 Please see the appendix for reconciliation to GAAP earnings from operations on a segment basis.

Segment Summary- Fiscal 2005 vs. Fiscal 2004 1 Hubs & Drums is reflected as discontinued operations and is excluded from above. Hubs & Drums results were previously reported in the other segment. 2 Please see the appendix for reconciliation to GAAP earnings from operations on a segment basis. 30

Capital Structure Capital Structure as of January 31, 2006 Debt Maturities ($ in millions) ($ in millions) *2006 excludes debt maturity of $25M German A/R program, which we expect to renew annually. *Excludes pre-payments

Liquidity Overview Continuing to pursue additional liquidity initiatives 32

Bank Amendment - March 2006 Favorable modifications to key covenants Leverage, interest coverage, fixed charge coverage Restructuring basket Additional financial flexibility to execute strategic initiatives and reduces risk of revolving credit constraint Revised pricing: Term B: libor +350bps Term C: libor +600bps Lending group continues to support Hayes 33

2006 Outlook Summary Continued strong international performance North America expected to remain weak Restructuring initiatives to have immediate and significant impact Financial Targets Sales of $2 billion EBITDA and earnings from operations, excluding impairments, expected to improve compared to 2005 results Significantly reduced capital expenditures: 2006 capex <$100M Continued focus on cash generation and improving Free Cash Flow 34

Appendix

Impairment by Segment

Non-GAAP Financial Information Adjusted EBITDA1 1 Please refer to slide 39 for an explanation of why the Company's management believes this financial measure provides useful information to investors.

Financial Measures Adjusted EBITDA: EBITDA, a measure used by management to measure operating performance, is defined as earnings from operations plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude: (i) asset impairment losses and other restructuring charges; (ii) reorganization items; and (iii) other items. We reference these non-GAAP financial measures as a management group frequently in our decision making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Institutional investors generally look to Adjusted EBITDA in measuring performance, among other things. We use Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. In addition, incentive compensation for management is based on Adjusted EBITDA. We are disclosing these non-GAAP financial measures in order to provide transparency to investors. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to earnings from operations as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, these presentations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.

Non - GAAP Financial Measures Free Cash Flow: Free cash flow is used by management as a non-GAAP financial measure because it identifies the amount of cash available to meet principal debt amortization requirements, pay dividends to stockholders, or make corporate investments.